Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
January 31, 2001



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.1204%



        Excess Protection Level
          3 Month Average  4.52%
          January, 2001  6.90%
          December, 2000  0.24%
          November, 2000  6.42%


        Cash Yield                                  19.75%


        Investor Charge Offs                        4.73%


        Base Rate                                   8.12%


        Over 30 Day Delinquency                     4.88%


        Seller's Interest                           11.58%


        Total Payment Rate                          14.47%


        Total Principal Balance                     $57,905,967,832.59


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $6,705,277,271.10